UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2020

Benefytt Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 Buschwood Park Dr., Suite 200 Tampa, Florida	33618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 397-1187

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	BFYT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On May 6, 2020, Benefytt Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2020 (the “Earnings Release”) and furnished the required related Current Report on Form 8-K (the “Report”) to the Securities and Exchange Commission on May 7, 2020.

On May 7, 2020, the Company executed a Settlement Term Sheet for the previously reported legal action captioned In re Health Insurance Innovations Securities Litigation, Case No. 8:17-cv-02186-TPB-SPF (M.D. Fla.) (the “Legal Action”), whereunder the parties reached an agreement in principle to resolve the Legal Action without any admission of liability or fault on the part of the Company or any of its current or former personnel for a settlement payment of $2.8 million to be funded by the Company’s insurers. This resolution of the Legal Action, which was reported in the Form 10-Q filed by the Company on May 11, 2020 (the “Form 10-Q”), remains subject both to formal documentation of the terms of the parties’ agreement and to Court approval.

As a result of the foregoing agreement in principle to resolve the Legal Action, the Company revised its condensed consolidated balance sheets and condensed consolidated statements of cash flows previously included in the Earnings Release and Report to reflect the settlement, which was recorded within accounts payable and accrued expenses, and the related insurance recoverable was recorded in accounts receivable, net, prepaid expenses and other current assets on the condensed consolidated balance sheets and includes their related changes within the condensed consolidated statement of cash flows. The foregoing revision was reflected in the financial statements included in the Form 10-Q. No other changes were made to the Earnings Release, the Report or the financial statements included therein.

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2020, the Company issued a press release reporting its fiscal 2020 first quarter financial results. On May 11, 2020, the Company revised its Condensed Consolidated Balance Sheets (Unaudited) and Condensed Consolidated Statements of Cash Flows (Unaudited) originally issued on May 6, 2020, as described in the Explanatory Note above. A copy of the Company’s revised condensed consolidated financial statements for the three months ended March 31, 2020 is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information furnished in this Item 2.02, including Exhibit 99.1 is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Revised Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFYTT TECHNOLOGIES, INC.

By:	/s/ Erik M. Helding
Name:	Erik M. Helding
Title:	Chief Financial Officer

Date: May 13, 2020